TRADE RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Statement1 [Line Items]
Trade receivables	$ 10,171	$ 8,936
Trade receivables due from the pools	3,706	3,098
Trade Receivables Net allowances	13,877	12,034
Included in assets of a disposal group held for sale (Note 39)	(704)	0
Total trade receivables, net	$ 13,173	$ 12,034